                                  bebe stores, inc.

                                   1997 STOCK PLAN


                      (As Amended Effective ____________, 1998)

                                  TABLE OF CONTENTS

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1.   Establishment and Purpose . . . . . . . . . . . . . . . . . . . . . . . 1

2.   Administration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     (a)  Committees of the Board of Directors . . . . . . . . . . . . . . . 1
     (b)  Authority of the Board of Directors. . . . . . . . . . . . . . . . 1

3.   Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     (a)  General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     (b)  Ten-Percent Shareholders . . . . . . . . . . . . . . . . . . . . . 2

4.   Stock Subject to Plan . . . . . . . . . . . . . . . . . . . . . . . . . 2
     (a)  Basic Limitation . . . . . . . . . . . . . . . . . . . . . . . . . 2
     (b)  Additional Shares. . . . . . . . . . . . . . . . . . . . . . . . . 2

5.   Terms and Conditions of Awards or Sales . . . . . . . . . . . . . . . . 2
     (a)  Stock Purchase Agreement . . . . . . . . . . . . . . . . . . . . . 2
     (b)  Duration of Offers and Nontransferability of Rights. . . . . . . . 2
     (c)  Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     (d)  Withholding Taxes. . . . . . . . . . . . . . . . . . . . . . . . . 3
     (e)  Restrictions on Transfer of Shares and Vesting . . . . . . . . . . 3
     (f)  Accelerated Vesting. . . . . . . . . . . . . . . . . . . . . . . . 3

6.   Terms and Conditions of Options . . . . . . . . . . . . . . . . . . . . 3
     (a)  Stock Option Agreement . . . . . . . . . . . . . . . . . . . . . . 3
     (b)  Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . 3
     (c)  Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     (d)  Withholding Taxes. . . . . . . . . . . . . . . . . . . . . . . . . 4
     (e)  Exercisability . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     (f)  Accelerated Exercisability . . . . . . . . . . . . . . . . . . . . 4
     (g)  Basic Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     (h)  Nontransferability . . . . . . . . . . . . . . . . . . . . . . . . 4
     (i)  Termination of Service (Except by Death) . . . . . . . . . . . . . 4
     (j)  Leaves of Absence. . . . . . . . . . . . . . . . . . . . . . . . . 5
     (k)  Death of Optionee. . . . . . . . . . . . . . . . . . . . . . . . . 5
     (l)  No Rights as a Shareholder . . . . . . . . . . . . . . . . . . . . 5
     (m)  Modification, Extension and Assumption of Options. . . . . . . . . 5
     (n)  Restrictions on Transfer of Shares and Vesting . . . . . . . . . . 6
     (o)  Accelerated Vesting. . . . . . . . . . . . . . . . . . . . . . . . 6

7.   Payment for Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     (a)  General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     (b)  Surrender of Stock . . . . . . . . . . . . . . . . . . . . . . . . 6

                                  TABLE OF CONTENTS
                                     (continued)

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     (c)  Services Rendered. . . . . . . . . . . . . . . . . . . . . . . . . 6
     (d)  Promissory Note. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     (e)  Exercise/Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (f)  Exercise/Pledge. . . . . . . . . . . . . . . . . . . . . . . . . . 7

8.   Adjustment of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (a)  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (b)  Mergers and Consolidations . . . . . . . . . . . . . . . . . . . . 7
     (c)  Reservation of Rights. . . . . . . . . . . . . . . . . . . . . . . 7

9.   Securities Law Requirements . . . . . . . . . . . . . . . . . . . . . . 8
     (a)  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     (b)  Financial Reports. . . . . . . . . . . . . . . . . . . . . . . . . 8

10.  No Retention Rights . . . . . . . . . . . . . . . . . . . . . . . . . . 8

11.  Duration and Amendments . . . . . . . . . . . . . . . . . . . . . . . . 8
     (a)  Term of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . 8
     (b)  Right to Amend or Terminate the Plan . . . . . . . . . . . . . . . 8
     (c)  Effect of Amendment or Termination . . . . . . . . . . . . . . . . 9

12.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

13.  Execution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
                                  bebe stores, inc.
                                   1997 STOCK PLAN

     1.   ESTABLISHMENT AND PURPOSE.

     The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options ("NSOs") as well as Incentive Stock Options ("ISOs") intended to qualify under Section 422 of the Code.

     Capitalized terms are defined in Section 12.

     2.   ADMINISTRATION.

          (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

          (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

          (c) ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          (d) COMMITTEE COMPLYING WITH SECTION 162(m). If the Company (or any Parent or Subsidiary) is a "publicly held corporation" within the meaning of
Section 162(m), the Board of Directors may establish a committee of "outside directors" within the meaning of Section 162(m) to approve any grants under the Plan which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     3.   ELIGIBILITY.

          (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. For purposes of the foregoing sentence, "Employees," "Outside Directors" and "Consultants" shall include prospective Employees, prospective Outside Directors and prospective Consultants to whom Options or Shares are granted in connection with written offers of an employment or other service relationship with the Company (or any Parent or Subsidiary). Only Employees shall be eligible for the grant of ISOs.

          (b) TEN-PERCENT SHAREHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible to be granted an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, and (ii) the ISO, by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

     4.   STOCK SUBJECT TO PLAN.

          (a) BASIC LIMITATION. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed one million (1,000,000) Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed one million (1,000,000) Shares (subject to adjustment pursuant to Section 8).

     5.   TERMS AND CONDITIONS OF AWARDS OR SALES.

          (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the

Company in writing. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

          (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in
Section 7.

          (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

          (e) RESTRICTIONS ON TRANSFER OF SHARES AND VESTING. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

          (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control and (ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

     6.   TERMS AND CONDITIONS OF OPTIONS.

          (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

          (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of an NSO shall not be less than 85 % of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

          (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

          (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control,
(ii) such Options do not remain outstanding, (iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

          (g) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

          (h) NONTRANSFERABILITY OF ISOS. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Notwithstanding the foregoing, an NSO shall be assignable or transferable to the extent permitted by the Board of Directors and set forth in the Stock Option Agreement evidencing such Option.

          (i) TERMINATION OF SERVICE (EXCEPT BY DEATH). Unless otherwise specified in the Stock Option Agreement, if an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (g) above;

               (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability; or

               (iii) The date six months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

          (j) LEAVES OF ABSENCE. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

          (k) DEATH OF OPTIONEE. Unless otherwise specified in the Stock Option Agreement, if an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

               (i) The expiration date determined pursuant to Subsection (g) above;

or

               (ii)   The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

          (l) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

          (m) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

          (n) RESTRICTIONS ON TRANSFER OF SHARES AND VESTING. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Subsection (e) above. Any such repurchase right may be exercised only within 90 days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

          (o) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

     7.   PAYMENT FOR SHARES.

          (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this
Section 7.

          (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. This Subsection (b) shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

          (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

          (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

          (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     8.   ADJUSTMENT OF SHARES.

          (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

          (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

               (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

               (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

               (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

               (iv) The cancellation of such outstanding Options without payment of any consideration.

          (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     9.   SECURITIES LAW REQUIREMENTS.

          (a) GENERAL. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

          (b) FINANCIAL REPORTS. Each Optionee and Purchaser shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

     10.  NO RETENTION RIGHTS.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

     11.  DURATION AND AMENDMENTS.

          (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Options and awards granted under the Plan have lapsed. However, all ISOs shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of Shares issuable pursuant to the Plan as provided in Section 4 has been increased at any time (other than pursuant to Section 8), all ISOs shall be granted, if at all, within ten (10) years from the earlier of (i) the date on which the latest such increase in the maximum number of Shares issuable under the Plan was approved by the shareholders of the Company or (ii) the date such amendment was adopted by the Board of Directors.

          (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

     12.  DEFINITIONS.

          (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b)  "CHANGE IN CONTROL" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, unless 50% or more of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were shareholders of the Company immediately prior to such merger, consolidation or other reorganization, in substantially the same proportions as their ownership of Company stock prior to the transaction; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

          (e)  "COMPANY" shall mean bebe stores, inc., a California corporation.

          (f) "CONSULTANT" shall mean an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

          (g) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (j) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

          (k) "FAIR MARKET VALUE" shall mean, as of any date, the value of a Share as determined by the Board of Directors, in its sole discretion, subject to the following:

               (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a Share shall be the closing sale price of a Share (or the mean of the closing bid and asked prices of a Share if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the WALL STREET JOURNAL or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board of Directors, in its sole discretion.

               (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a Share shall be as determined by the Board of Directors in good faith.

          (l) "INSIDER" shall mean an officer or a director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (m)  "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

          (n) "NSO" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          (o) "OPTION" shall mean an ISO or an NSO granted under the Plan and entitling the holder to purchase Shares.

          (p)  "OPTIONEE" shall mean an individual who holds an Option.

          (q) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

          (r) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          (s)  "PLAN" shall mean this bebe stores, inc. 1997 Stock Plan.

          (t) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

          (u) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (v) "RULE 16b-3" shall mean Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (w)  "SECTION 162(m)" shall mean Section 162(m) of the Code.

          (x) "SERVICE" shall mean service as an Employee, Outside Director or Consultant. Service shall not be deemed to have terminated merely because of a change in the capacity in which an individual renders Service to the Company (or any Parent or Subsidiary) or a change in the corporation for which the individual renders such Service, provided that there is no interruption or termination of the individual's Service.

          (y) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

          (z)  "STOCK" shall mean the Common Stock of the Company.

          (aa) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

          (bb) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

          (cc) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     13.  EXECUTION.

     The undersigned hereby certifies that the foregoing is the bebe stores, inc. 1997 Stock Plan as amended through May 19, 1998.


                                             bebe stores, inc.


                                             By: /s/ Manny Mashouf
                                                ---------------------

                                             Title:  President
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